1 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Morgan Stanley 2022 US Financials, Payments & CRE Conference Tim Spence President June 15, 2022

2 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Cautionary statement This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) effects of the global COVID-19 pandemic; (2) deteriorating credit quality; (3) loan concentration by location or industry of borrowers or collateral; (4) problems encountered by other financial institutions; (5) inadequate sources of funding or liquidity; (6) unfavorable actions of rating agencies; (7) inability to maintain or grow deposits; (8) limitations on the ability to receive dividends from subsidiaries; (9) cyber-security risks; (10) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (11) failures by third-party service providers; (12) inability to manage strategic initiatives and/or organizational changes; (13) inability to implement technology system enhancements; (14) failure of internal controls and other risk management systems; (15) losses related to fraud, theft, misappropriation or violence; (16) inability to attract and retain skilled personnel; (17) adverse impacts of government regulation; (18) governmental or regulatory changes or other actions; (19) failures to meet applicable capital requirements; (20) regulatory objections to Fifth Third’s capital plan; (21) regulation of Fifth Third’s derivatives activities; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) replacement of LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) volatility in mortgage banking revenue; (31) litigation, investigations, and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; and (45) Fifth Third's ability to meet its sustainability targets, goals and commitments. You should refer to our periodic and current reports filed with the SEC for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Copies of those filings are available at no cost on the SEC’s Web site at www.sec.gov or on our Web site at www.53.com. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation, as well as on pages 26 through 28 of our 1Q22 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. The information, statements and opinions set out in this presentation and accompanying discussion (“the Presentation”) are for informational and reference purposes only and do not constitute a public offer for the purposes of any applicable law or an offer to sell or solicitation of any offer to purchase ay securities or other financial instruments or any advice or recommendation in respect of such securities or other financial instruments.

3 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Living our purpose guided by our vision and values Our Vision Be the One Bank people most value and trust Our Core Values Our Purpose To improve the lives of our customers and the well-being of our communities Work as One Bank Take Accountability Be Respectful Act with Integrity Our purpose, vision, and core values support our commitment to generating sustainable value for stakeholders

4 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Apple app store rating2 Top tier retail satisfaction position among peers 1One of the nation’s leading consumer research 2022 annual studies; Trillionaires is an average of BAC, C, JPM, WFC; 2As of May 5, 2022; Mobile banking satisfaction1Overall retail banking satisfaction1 Peer 21 Peer 20 Peer 19 Peer 18 Peer 17 Peer 16 Peer 15 Peer 14 Peer 13 Peer 12 Peer 11 Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 X Peer 3 Peer 2 Peer 1 Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Trillionnaires Peer 3 Peer 2 X Peer 1 70 1Q17 1Q18 1Q19 1Q20 1Q21 1Q22 Linear (Retail branch) Fifth Third Net Promoter Score Ranked 2nd relative to board peers Mid-50s Retail branch survey (tied) 4.8 rating tre dline

5 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Key messages Growing households through digital product innovation Delivering strong financial results while investing for long-term outperformance 1 2 3 4 Balance sheet management focused on through-the-cycle performance Recent fintech acquisitions to accelerate high-quality asset growth Well-balanced footprint: taking share in high-growth Southeast markets and positioned to win as Midwest economies strengthen

6 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 64% 14% 22% Midwest ex. Chicago Chicago Southeast Expanding presence to take market share in high growth Southeast metro areas Key Southeast MSAs of focus Represents a FITB Southeast retail market for 10+ years Well-positioned for long-term growth $30BN deposits $17BN loans ~8x FITB SE household growth over total industry SE household growth1 #6 in FITB Southeast MSAs – locations1 1Data sourced from S&P Global Market Intelligence; expected population data is for the 2022-2027 period; US average and Southeast footprint based on weighted average population; 2See forward- looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 26-28 of the 1Q22 earnings release Repositioning branch network to gain share in high growth markets 4.9% 3.2% Expected population growth1 2012 2025E ~50% ~35% ~15% US average Entire SE footprint • ~95% of new branches since 2019 are “next-gen” design, providing differentiated customer experience • Targeting 25 – 30 branch openings per year through FY252 • Expect to have 8%+ location share in almost all regions by YE252 Southeast franchise overview #9 in Southeast states1 3.5% 4.0% 4.5% 4.7% 4.8% 4.8% 5.1% 5.4% 5.6% 5.6% 6.1% Greenville, SC Miami, FL Charlotte, NC Raleigh-Durham, NC Tampa, FL Jacksonville, FL Charleston, SC Atlanta, GA Sarasota, FL Orlando, FL Nashville, TN Expected population growth1 of key Southeast MSAs US national average 3.2%

7 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 7% 11% 11% 12% 15% 16% 17% 22% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 X Strategically positioned to win as firms strengthen supply chains, onshore production for the US market Major rail freight hub Leadership position in manufacturing lending Manufacturing loans outstanding as a % of total C&I loans; as of 1Q22 • Leader in lending to manufacturing and logistics companies throughout footprint • Manufacturing portfolio is well diversified across subsectors • Footprint includes several major commercial transportation hubs, including air and rail • Two international offices; uniquely positioned and deeply experienced in helping international companies with US operations since the 1990s Intel chip manufacturing ‘mega-site’ expected to be world’s largest Amazon Prime Air Hub opened late 2021 US’ busiest rail freight hub London office Toronto office “(Our) new manufacturing site in Ohio will support our future growth and advances our plan to create a more geographically balanced resilient supply chain.” - Intel CEO, 1/28/22 Midwest franchise overview EV or EV battery production plant online or planned by 2025 Ohio Kentucky Indiana Illinois Michigan West Virginia Cincinnati, Ohio region is less than a half-day car ride from 60% of the U.S. population Serves as “the central nerve of Amazon’s U.S. nationwide air cargo operations”.. and the “lynchpin to Amazon’s efforts to develop a comprehensive array of domestic delivery services across the United States.”

8 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Growing households through digital product innovation • Launched in 2021, Fifth Third’s Momentum Banking consumer product suite is unparalleled among peers • Offering combines the best of fintechs and traditional banks (Early Pay, Extra Time, MyAdvance, Free Overdraft Protection, Algorithmic Smart Savings, and more) all with no monthly fee, no minimum balance requirement, 50,000+ fee free ATMs and ~1,100 locations • ~1.2M Fifth Third Momentum accounts (38% of all Fifth Third core checking accounts) • ~78% of new customers are in the ‘Young’ or ‘Working’ stage of life, with a median age of 37 • New customer median household income is $50- 74K, with 18% earning $100K or more • ~$10K average HH deposit balance Fifth Third Momentum Banking ~15% Track record of exceptional organic household growth Year-over-year % change; 2019 and 2020 excludes the impact of MB Financial • In 1Q22 every Fifth Third market experienced strong year-over-year growth, driven by the southeast: +7% (incl. +11% in North Carolina) • Successfully growing primary bank accounts at an accelerated pace relative to overall household growth • #1 fastest growth in acquiring deposits from primary accounts2 • #9 largest bank in debit spend volume 1Nilsen Report data, excludes community bank aggregator; 2Nacha annual rankings of top 50 financial institutions data, published April 5, 2022; defined as growth in ACH (credit receive) transactions with ranking relative to board peers; excluding acquisitions. 6% including MB Financial 1.4% 2.5% 2.4% 3.4% 3.3% 2.8% 2017 2018 2019 2020 2021 1Q22 0.7% U.S. average annual household growth (2017-2021) Key household growth highlights

9 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved FinTech acquisition of Provide accelerates SME growth Overview • Provide is the leading fintech in the healthcare practice finance segment • Digital capabilities delivers best-in-class experience and speed to close • 3+ year relationship with Fifth Third prior to acquisition in 2021 • Post-acquisition, added 5 additional products, expanded salesforce, entered Veterinary vertical • Significant success in deepening relationships with ~70% deposit penetration and ~45% TM penetration ✓ Forecasting $1.2B in 2022 loan origination volume1 ✓ Continue to expect through-the-cycle NCOs in the 0.25 to 0.30% range1 Provide expectations 1Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures 2014 2015 2016 2017 2018 2019 2020 2021 2022 Estimated $1.2B $0.7B

10 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved FinTech acquisition of Dividend Finance provides an entry point to high growth consumer point-of-sale financing • Founded in 2013 and headquartered in San Francisco, Dividend Finance is a national tech-enabled point-of-sale finance provider assisting homeowners with the renewable energy transition (solar and home improvement loans) • Leading consumer solar project loan originator with a focus on prime and super-prime borrowers (750 FICO; ~$115K avg. HH income) • Dividend originated $1B loans in 2021 Company overview Post-close update1 Core market opportunities: Solar Projected market growth: 13% CAGR1 Battery Projected market growth: 70% CAGR1 Energy-efficient home improvement Projected market growth: 6% CAGR1 HVAC Projected market growth: 6% CAGR1 Other home improvement Projected market growth: 5% CAGR1 1See forward-looking statements on page 2 of this presentation; Dividend provision estimate is preliminary; Support for Solar projected market: Wood Mackenzie – US Residential Solar Finance Market Size 2020- 2023E; Support for HVAC projected market: Technavio HVAC Market Projection 2021-2025E; Support for energy-efficient home improvement projected market (includes windows, doors, insulation, weatherization, siding, roofing, and exterior trim): Total Contractor Residential Home Improvement Market – Home Improvement Research Institute Reference Guide 2021); Support for Other projected market: Total Contractor Residential Home Improvement Market – Home Improvement Research Institute Reference Guide 2021; Support for Battery: Bloomberg Customer Sited Battery Storage 2020-2024E • Closed transaction on 5/10; expect ~$600MM in funded balances by 6/30 (partially impacted by small loan portfolio purchase) • Expect an associated 2Q22 credit provision of ~$35MM for the Dividend portfolio reflecting ~6% ACL due to expected life (currently assume through- the-cycle annual NCOs of ~1.30%) • Expect 2H22 loan production of ~$1.2B (~$2B for FY22)

11 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Expect to generate strong loan growth while maintaining credit underwriting standards Full year 2022 loan growth drivers1 ~4% ~2% ~2% ~(2%) New client acquisition All other Consumer (incl. GNMA) Line utilization increase Auto portfolio Provide & Dividend Organic Commercial Organic Consumer 5 – 6% Expected FY22 loan growth ~10% ~3% ~2% PPP GNMA forbearance loans Expect FY22 total average loan growth of 5 – 6%, or ~10% excluding PPP and GNMA forbearance loans1 FY22 vs. FY21; Average basis ~1% ~(0.3%) GreenSky loans Impact of excluding certain portfolios 1See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 26-28 of the 1Q22 earnings release ~(1%) Expected underlying FY22 loan growth Other Commercial (incl. PPP)

12 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Balance sheet management focused on long-term outperformance Asset sensitive, with continued focus on hedging risks over the long-term Prudent deployment of excess liquidity to generate long-term value Disciplined credit underwriting and client selection • Expect FY22 NII growth of 14 - 15% vs. FY211 • Expect 4Q22 NIM of ~3.25% (up ~70 bps from 4Q21)1 • Added $10BN in receive fixed swaps in 2Q22; hedge portfolio now provides protection into 2031 (see appendix for more information) • Total liquidity sources of $112BN as of March 31, 2022 • Grew securities $13BN in 1Q22 after holding balances stable throughout pandemic • Increased the allocation to bullet/locked out structures in securities portfolio; 64% of total securities as of 3/31 • De-emphasized CRE and highly monitored leveraged loans over past several years • Consumer portfolio focused on prime/superprime borrowers has remained resilient • Maintaining credit underwriting standards throughout bank 1 2 3 1See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 26-28 of the 1Q22 earnings release (previously 13 – 14%)

13 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved What you should expect from Fifth Third Prudent balance sheet management (credit risk, rate risk, capital) focused on through-the-cycle outperformance Continued ability to grow organically in all businesses Leverage non-bank partnerships and acquisitions (such as Dividend and Provide) to accelerate profitable growth Innovative and digitally-enabled products and services Disciplined expense management focused on continuous improvement 1 2 3 4 5

14 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Appendix

15 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Second quarter 2022 expectations compared to first quarter 2022 Net interest income1 Noninterest income1 Noninterest expense1 down 3 – 4% (1Q22 baseline: $709MM) (1Q22 baseline: $1.222BN) (including HFS) Avg. Loans & leases commercial: up 3 – 4% consumer: stable total: up 2 – 3% up 11 – 13% (1Q22 baseline: $1.2BN) up 8 – 9% please see cautionary statements on page 2 1See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 26-28 of the 1Q22 earnings release Net charge-off ratio 20 – 25 bps June 15, 2022April 19, 2022 PPNR1 stable relative to April 19, 2022 expectations down 6 – 7% commercial: up ~4% consumer: stable total: up ~2.5% up 11 – 12% up ~3% 20 – 25 bps

16 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Consumer portfolio remains resilient >80% of total consumer portfolio loans consists of homeowners 94% of residential mortgage loan portfolio is fixed rate 4% 22% 18% 56% 3% 18% 16% 63% Portfolio focused on prime and super prime 750+ 720-749 <660 660-719 12/31/19 5/31/22 Consumer Loan Portfolio 92% 75% 25% 3% Underbanked Mass market Mass affluent Financial elite Change in average deposits per household ; 5/31/22 vs. 2/29/20 69% 33% <660 660+ Customer deposit balances across all cohorts remain resilient despite inflationary pressures Change in average deposits per household by FICO; 5/31/22 vs. 2/29/20 FICO at origination Avg. $ increase per household % mix of total households +$2.2K 15% +$4.4K 23% +$6.4K 46% +$2.0K 16%

17 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved • Prime and super prime focus; WA portfolio FICO of 765 • ~90% of total portfolio secured • 18 bps year-over-year decline in 90 days past due as a % of loans • Expect indirect auto and specialty originations of ~$7BN in 2022, while maintaining credit standards2 Disciplined credit underwriting and client selection throughout the bank • C&I manufacturing portfolio diversified across many subsectors and geographies • Lowest concentration of CRE as a percentage of total risk- based capital relative to peers; Portfolio managed in a centralized unit focused on large, national developers with sustainable business models • Highly monitored leveraged lending portfolio balances <$3BN (~2% of total loans vs. ~8% in 2015) • ~45% of ~$33BN SNC balances are investment grade equivalent borrowers; independently underwrite each transaction • Criticized assets declined over 50% from COVID peak; C&I crit ratio lowest since 2Q19; SNC criticized ratio1 more than 50% lower than U.S. banking industry Commercial Consumer 1Using February 2022 OCC SNC report results and defined as special mention and classified balances as a percent of total commitments; 2See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 26-28 of the 1Q22 earnings release

18 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved • ~9,500 TM clients; TM relationships with 31 of Fortune 100 companies • Fifth Third has a #2-8 market share rank for most TM products • ~1/3 of TM business consists of Managed Services, which continues to grow at a significant rate, including: • Managed Services ecosystem revenue has grown at ~12% CAGR since 2017 2.3% 2.5% 2.5% 2.7% 2.9% 3.0% 4.1% 4.4% 5.3% 5.8% 5.9% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 FITB Treasury management solutions delivering client insights, automation and efficiency through digitization 1Source: Regulatory data; Peer group is comprised of Fifth Third’s board approved peers’; 2Adjusted total revenue and adjusted fee income are Non-GAAP measures. See reconciliation disclosed on page 44 of the 2022 Barclays Americas Select Franchise Conference presentation Total deposit fees less consumer (OD, maintenance, and ATM fees) as a % of adjusted total revenue; 1Q22 LTM1,2 Highest percentage of other deposit fees highlight the strength of our Commercial Treasury Management businessFifth Third Treasury Management at a glance Key priorities • Continue investments in differentiated and digitally-enabled TM experience • Scale success in managed services • Accelerate growth in embedded payments • Introduce vertical versions of managed services 2017 2021 Managed Services Ecosystem Revenue

19 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 18% 12% 11% 7% 7% 6% 5% 5% 4% 4% 3% 2% 2% 14% Metal Transportation equipment Chemical Food Machinery Computer & Electronic Plastics & Rubber Beverage & tobacco Paper Electrical equipment Furniture & related Nonmetallic mineral Wood Other Exposures by subsector; Data as of 3/31/22 Exposures by industry; Data as of 3/31/22 Diversified commercial loan portfolios C&I Manufacturing Leveraged Lending Shared National Credit Portfolio Exposures by industry; Data as of 3/31/22 Exposures by subsector; Data as of 3/31/22 Commercial Real Estate ~$12BN in balances Totals may not foot due to rounding; 1Highly monitored leverage lending definition: commitments > $5M and > 3x Senior debt; 4x total debt (with limited industry variations) 22% 16% 15% 9% 8% 8% 6% 5% 11% Manufacturing Accommodation & Food Communication & Information Entertainment & Recreation Wholesale Trade Business Services Fin Services & Ins Health Care Other <$3BN in balances1 ~$33BN in balances 17% 17% 8% 8%7% 7% 7% 6% 23% Fin Services & Ins Manufacturing Real Estate Business Services Communication & Information Wholesale Trade Retail Trade Mining Other 21% 15% 13%12% 12% 11% 8% 4%3% Apartment Office Industrial Other Non-Income Producing Other Income producing Retail Hospitality Home Builder Other ~$16BN in balances

20 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $11 $16 $13 $11 $11 $11 $11 $11 $13 $14 $14 35% 52% 40% 35% 34% 32% 32% 31% 33% 36% 37% 0 2 4 6 8 10 12 14 16 18 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 May 22 Commercial utilization rate $27 $35 $28 $25 $24 $23 $24 $25 $28 $30 $32 36% 47% 38% 33% 32% 31% 31% 31% 33% 36% 37% 0 5 10 15 20 25 30 35 40 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 May 22 Commercial utilization rate $8 $9 $7 $6 $6 $5 $5 $6 $7 $7 $8 42% 47% 36% 33% 32% 32% 32% 32% 37% 39% 41% 0 1 2 3 4 5 6 7 8 9 10 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 May 22 Commercial utilization rate $8 $10 $8 $8 $7 $7 $8 $8 $9 $9 $9 34% 41% 35% 32% 30% 29% 30% 30% 31% 34% 34% 0 2 4 6 8 10 12 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 May 22 Commercial utilization rate Commercial revolver rates by portfolio Total Bancorp Regional middle market All other commercialIndustry verticals Outstanding commercial revolving lines of credit Outstanding commercial revolving lines of credit Outstanding commercial revolving lines of creditOutstanding commercial revolving lines of credit ($s in billions) Note: Revolver information shown above by coverage team; Totals may not foot due to rounding

21 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 2015 1Q22 Specialized industry verticals generate distinctive financial results and risk management Healthcare ~$4.1B Energy (incl. Renewables) ~$3.9B Entertainment, Lodging and Leisure ~$1.8B Retail ~$4.9B Technology Media Telecom ~$3.6B Financial Institutions ~$4.3B Commercial Real Estate ~$10.3B Unique value proposition • Strategic advisory for differentiated client experience • Industry specific expertise, insights and tailored solutions • Differentiated financial outcomes and enhanced financial risk management Superior financial performanceIndustry vertical execution strategy 2015 1Q22 Industry verticals Total fees2 NCO ratio2 0.09% 0.04% Commercial Portfolio ex. Verticals Industry Verticals Industry vertical expertise Asset Based Lending Debt Capital Markets Treasury ManagementFinancial Risk Mgmt. / Hedging M&A Advisory Leveraged Lending Equity Capital Markets $ in billions; loans outstanding as of 3/31/221 1Based on a management reporting basis; 2Fee growth and net-charge offs shown are for the last twelve months ended 1Q22 Period-end Loans Outstanding 1Q22 Traditional Lending & Leasing 5 bps lower

22 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Midwest ex. Chicago Southeast Chicago Expansion marketsTotal middle market 2020 2021 2022E Focused on growing middle market relationships to improve profitability with strong credit quality Go to market strategy • Strong local leadership and talent with market knowledge • One Bank service and delivery model • Focus on markets with significant growth potential (e.g., economically vibrant with more opportunities) • Community commitment • Dedicated credit teams • Southeast expansion within footprint • Expansion markets (e.g., Texas and California) • Enhanced client offering (full suite of capital markets capabilities, TM, and a renewed focus on secured lending) • Healthcare banking Adding value to clients and portfolio granularity where we have a track record of success Expect continued momentum in middle market business1 Full year middle market loan production +12% +7% +10% +26% +22% 1Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures

23 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 56% 92% Financial Risk Management (FRM) Strategic Advisory & Investment Banking (incl. M&A) Expanding capital markets capabilities to create value for our clients Growing fees across the Capital Markets business Institutional Brokerage Debt Capital Markets (DCM) FY15 1Q22 LTM ~$440 ~$220 $ in millions Enhanced capabilities lead to improved fee growth and opportunities • Produced record capital markets revenue in FY 2021 • Fee growth reflects deliberate expansion of digital capabilities for FX, Debt Capital Markets capabilities, and Fixed Income Trading expansion • Expanded capabilities through strategic partnerships and acquisitions to support commercial verticals (incl. H2C and Coker) • Enhanced capital markets capabilities have resulted in consistent improvement in league table rankings in both high-yield and investment-grade bonds 2018 1Q22 Consistently improving economic outcomes in DCM businesses Loan Syndication Transactions 12% CAGR 45% CAGR 14% CAGR 1% CAGR 5% CAGR Arranger Other (incl. lead left) 2018 1Q22 Bond Underwriting Transactions 22% Bookrunner Other (incl. co-manager) 31%

24 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 0.04% Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 FITB Peer 2 Peer 1 56% 36% 8% Branch Banking Commercial Banking Wealth & Asset Management 92% 91% 91% 82% 75% 71% 72% 71% 70% 69% 70% 60% 70% 80% 90% 100% 3Q19 1Q20 3Q20 1Q21 3Q21 1Q22 Stable core deposit funded balance sheet • Excess deposits, as well as growth in stable & operational deposits since the pandemic, support lower betas than past cycles • ~$7BN of indexed deposits (~4% of total) 4Q19 1Q22 4Q19 1Q22 Retail stable deposits Operational deposits 38% 44% ~25% ~15% Prior Fed Cycle (+225 bps) Current Fed Cycle (-225 bps) +200 bps +125 bps F o re c a s t1 H is to ri c a l Loan-to-core deposits Interest-bearing deposit costs As of 1Q22 Segment deposits Average as of 1Q22 Relative to 0-25 bps range Fed funds 1Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures

25 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $10 4Q29 $12 $12 $12 $12 $11 $11 $11 $7 $7 $6 $5 $5 $1 $1 $1 $5 $5 $6 $7 $10 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $15 $15 $15 $15 $15 $15 $15 $15 $15 $15 $15 $15 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 Floors Forward starting swaps Existing swaps ($3BN @ 2.25% 1-month LIBOR strike) Cash flow hedges continue to protect NIM1 EOP notional value of cash flow hedges ($ in billions) Cash flow hedges Actual Gross receive fixed rate of swaps: • 2Q22-4Q22: 2.35% • 1Q23-3Q23: 2.37% • 4Q23-1Q24: 2.34% • 2Q24: 2.35% • 3Q24: 2.34% • 4Q24: 2.48% Note: Data as of 6/13/22; 1Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures; All swaps are receive fixed / pay 1-month LIBOR. 2$3BN floors mature on 12/16/2024. Added $10BN of forward starting swaps in 2Q22; swap protection extends into 2031 ($10BN at weighted average receive fixed rate of 3.02%) 2 $9 3Q30 $5 4Q30

26 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 0% 100% Fix | 0% Variable 80% Fix | 20% Variable Balance sheet positioning as of 3/31/22 Investment portfolio $26.0BN fixed 3 | $46.3BN variable 1,2 Commercial loans1,2,3 Consumer loans1 Long-term debt4 $36.2BN fixed | $6.7BN variable 1 $8.6BN fixed | $2.2BN variable4 • 1M based: 44%7, 12 • 3M based: 6%7, 12 • Prime & O/N based: 13%7,12 • Other based: 1%7,10, 12 • Weighted avg. life: 1.9 years1,3 • 1M based: 1%8,12 • 12M based: 2%8,12 • Prime: 13%8 • Other based: 0%8,12,13 • Weighted avg. life: 3.3 years1 • 1ML based: 11%9 • 3ML based: 9%9 • Weighted avg. life: 4.4 years C&I 32% Fix | 68% Variable Coml. mortgage 42% Fix | 58% Variable Coml. lease 100% Fix | 0% Variable Resi mtg.& construction 94% Fix | 6% Variable Home equity 8% Fix | 92% Variable Senior debt 83% Fix | 17% Variable Sub debt 70% Fix | 30% Variable Auto securiz. proceeds 100% Fix | 0% VariableComl. construction 30% Fix | 70% Variable Credit card 33% Fix | 67% Variable Other 64% Fix | 36% Variable Other 86% Fix | 14% Variable • 64% allocation to bullet/ locked-out cash flow securities • AFS yield: 2.86%5 • Effective duration of 5.46 • Net unrealized pre-tax loss: $1.3BN • 99% AFS11 Level 1 100% Fix | 0% Variable Level 2A Non-HQLA/ Other • The information above incorporates the impact of $15BN in cash flow hedges ($8BN in C&I receive-fixed swaps, $4BN in CRE receive-fixed swaps, $3BN in floors with a 2.25% strike against 1ML) and ~$2.0BN fair value hedges associated with long term debt (receive-fixed swaps) Includes $5BN non-agency CMBS (All super-senior, AAA-rated securities; 60% WA LTV, ~40% credit enhancement) 1Excludes HFS Loans & Leases; 2Fifth Third had $15B of commercial variable loans classified as fixed given the impacts of $3BN in floors with a 2.25% 1ML strike, $8BN in C&I receive-fix swaps, and $4BN in CRE receive-fix swaps; 3Excludes ~$0.7BN in Small Business Administration Paycheck Protection Program (PPP) loans; 4Fifth Third had $705MM 3ML receive-fix swaps and $1.25BN 1ML receive-fix swaps outstanding against long-term debt, which are being included in floating long-term debt; 5Yield of the 1Q22 weighted average taxable and non-taxable (tax equivalent) available for sale portfolio; 6Effective duration taxable and non-taxable available for sale portfolio; 7As a percent of total commercial, excluding PPP loans; 8As a percent of total consumer; 9As a percent of par; 10Includes 12M term, 6M term, and Fed Funds based loans; 11Excludes equity securities; 12Term points include LIBOR, SOFR, BSBY, AMERIBOR, Treasuries & FX curves; 13Includes overnight term, 3M term, 6M term, 12M term and Fed Funds. 73% 15% 8% 4% 21% 55% 24% Auto/Indirect 100% Fix | 0% Variable 41% 40% 9% 6% 4%

27 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Well positioned to benefit from higher rates Estimated NII sensitivity profile and ALCO policy limits Estimated NII sensitivity with demand deposit balance changes Estimated NII sensitivity with deposit beta changes NII is asset sensitive in year 1 and year 2 to rising rates. • As of March 31, 2022, 46% of HFI loans were variable rate net of existing hedges (64% of total commercial; 16% of total consumer)1 • Investment portfolio effective duration of 5.42 • Short-term borrowings represent approximately 9% of total wholesale funding, or 1% of total funding • Approximately $8.8 billion in non-core funding matures beyond one year Interest rate sensitivity tables leverage the following deposit assumptions: • FITB utilizes a dynamic beta model. These models are trained on multiple historical hike and cut cycles: • Weighted-average dynamic beta on interest- bearing deposit balances are approximately3 : • 34% in the up 100 scenario • 39% in the up 200 scenario • 25% in the down 25 scenario • No modeled re-pricing lag on deposits • Utilizes forecasted balance sheet and additional ~$4.5BN DDA runoff (per 100 bps rate movement) assumed in up rate scenarios • Weighted interest-bearing deposit floor of 3 bps ALCO policy limit Change in interest rates (bps) 12 months 13 to 24 months 12 months 13 to 24 months +200 Ramp over 12 months 5.6% 13.6% (4.0%) (6.0%) +100 Ramp over 12 months 3.5% 8.6% NA NA -25 Ramp over 3 Months (2.7%) (4.0%) (8.0%) (12.0%) % Change in NII (FTE) Betas 25% higher Betas 25% lower Change in interest rates (bps) 12 months 13 to 24 months 12 months 13 to 24 months +200 Ramp over 12 months 3.8% 9.6% 7.5% 17.6% +100 Ramp over 12 months 2.7% 6.9% 4.2% 10.3% -25 Ramp over 3 Months (2.7%) (4.0%) (2.7%) (4.0%) $5BN balance decline $5BN balance increase Change in interest rates (bps) 12 months 13 to 24 months 12 months 13 to 24 months +200 Ramp over 12 months 4.3% 11.3% 7.0% 15.9% +100 Ramp over 12 months 2.6% 7.3% 4.3% 10.0% -25 Ramp over 3 Months (3.3%) (4.6%) (2.1%) (3.4%) % Change in NII (FTE) As of 3/31/2022 Note: Data as of 03/31/22; actual results may vary from these simulated results due to differences between forecasted and actual balance sheet composition, timing, magnitude, and frequency of interest rate changes, as well as other changes in market conditions and management strategies. 1Excludes ~$0.7BN in Small Business Administration Paycheck Protection Program (PPP) loans. 2Effective duration taxable and non-taxable available for sale portfolio. 3Re-pricing percentage or “beta” is the estimated change in yield after the 12-month ramp scenarios are fully realized and therefore reflects year-2.

28 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 36.2% 47.1% 37.6% 33.4% 31.8% 31.2% 31.3% 31.1% 33.4% 35.5% 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 $49.6 $48.8 $47.8 $49.6 $52.6 $49.1 $47.6 $47.8 $51.7 $53.9 $5.2 $4.8 $3.1 $1.8 $1.0$5.4 $3.7 $2.3 $1.3 $0.7 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 1Q21 2Q21 3Q21 4Q21 1Q22 Commercial & industrial overview Portfolio loans Key statistics 1Q21 4Q21 1Q22 NCO ratio1 0.22% 0.11% 0.07% 30-89 Delinquencies 0.24% 0.14% 0.16% 90+ Delinquencies 0.02% 0.03% 0.02% Nonperforming Loans2 0.73% 0.54% 0.50% $ in billions Revolving Line Utilization Trend3 (2.5%) 0.4% 3.7% 10.7% 5.6% Period-end QoQ change excluding PPP Average QoQ change excluding PPP (1.9%) (1.0%) 1.7% 7.0% 7.8% Average – C&I ex. PPP Average – PPP Period-end – C&I ex. PPP Period-end – PPP $44.4 $43.7 $44.0 $43.9 $44.7 $45.5 $47.8 $50.4 $51.5 1Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3Total commercial portfolio line utilization $53.2

29 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Non-Owner Occupied 54% Owner Occupied 46% Multifamily 29% Home Builder 19% Office 10% Hospitality 9% Retail 5% Industrial 9% Other 19% $10.5 $10.5 $10.3 $10.2 $10.5$10.5 $10.3 $10.3 $10.3 $10.7 $6.0 $6.0 $5.7 $5.3 $5.4 $6.2 $5.9 $5.5 $5.2 $5.4 $16.7 $16.2 $15.8 $15.6 $16.1 $16.6 $16.5 $16.0 $15.6 $15.9 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 $6.0 $6.5 $7.0 $7.5 $8.0 $8.5 $9.0 $9.5 $10.0 $10.5 $11.0 1Q21 2Q21 3Q21 4Q21 1Q22 Commercial real estate overview Portfolio loans Key statistics 1Q21 4Q21 1Q22 NCO ratio1 (0.05%) (0.03%) 0.03% 30-89 Delinquencies 0.19% 0.03% 0.12% 90+ Delinquencies 0.05% 0.01% 0.01% Nonperforming Loans2 0.86% 0.35% 0.30% $ in billions 0.1% (0.4%) (2.8%) (2.9%) 2.0% Average QoQ change CRE Mortgage CRE Construction Property type 1.6% (2.8%) (2.8%) (1.3%) 3.6% Period-end QoQ change $10.5 $10.5 $10.5 $10.3 $10.3 $10.3 $10.2 $10.3 $10.5 $10.7 Average – Commercial Mortgage Average – Commercial Construction Period-end – Commercial Mortgage Period-end – Commercial Construction 1Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2Nonperforming portfolio loans and leases as a percent of portfolio loans and leases

30 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $15.8 $15.9 $16.2 $16.2 $16.5 $15.8 $16.1 $16.2 $16.4 $17.1 1Q21 2Q21 3Q21 4Q21 1Q22 1Q21 4Q21 1Q22 NCO ratio1 (0.01%) (0.06%) (0.02%) 30-89 Delinquencies 0.11% 0.12% 0.09% 90+ Delinquencies 0.46% 0.44% 0.08% Nonperforming Loans2 0.35% 0.20% 0.51% Weighted average FICO at origination3 759 765 767 Weighted average LTV at origination 73% 71% 70% Residential mortgage overview Portfolio loans $ in billions (1.3%) 0.5% 2.1% (0.2%) 1.9% Average QoQ change 4% 13% 15% 68% Key statistics Portfolio FICO score at origination3 750+720-749<660 660-719 (1.0%) 2.3% 0.2% 1.5% 4.6% Period-end QoQ change Average Period-end 1Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3FICO distributions at origination exclude certain acquired mortgage loans

31 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $5.0 $4.7 $4.4 $4.2 $4.0 $4.8 $4.5 $4.3 $4.1 $3.9 1Q21 2Q21 3Q21 4Q21 1Q22 2% 18% 16% 64% Home equity overview Portfolio loans Key statistics 1Q21 4Q21 1Q22 NCO ratio1 0.01% (0.18%) (0.07%) 30-89 Delinquencies 0.46% 0.61% 0.64% 90+ Delinquencies 0.02% 0.02% 0.03% Nonperforming Loans2 1.87% 1.89% 1.97% Weighted average FICO at origination3 761 763 764 Weighted average LTV at origination 70% 68% 68% $ in billions Portfolio FICO score at origination3 (5.8%) (6.7%) (5.7%) (5.2%) (4.1%) Average QoQ change (7.1%) (5.6%) (5.9%) (4.5%) (4.1%) Period-end QoQ change Average Period-end 750+720-749<660 660-719 1Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3FICO distributions at origination exclude certain acquired home equity loans

32 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $14.0 $14.7 $15.6 $16.3 $17.1 $14.3 $15.2 $16.0 $16.8 $17.4 1Q21 2Q21 3Q21 4Q21 1Q22 Indirect secured consumer overview Portfolio loans $ in billions 5.1% 5.4% 6.0% 4.8% 4.8% Average QoQ change 2% 22% 16% 60% 1Q21 4Q21 1Q22 NCO ratio1 0.25% 0.14% 0.17% 30-89 Delinquencies 0.54% 0.61% 0.62% 90+ Delinquencies 0.06% 0.05% 0.05% Nonperforming Loans2 0.37% 0.16% 0.13% Weighted average FICO at origination 762 766 768 Weighted average LTV at origination 90% 88% 88% Portfolio FICO score at origination3 750+720-749<660 660-719 91% 9% Auto Specialty Lending Includes primarily RV & Marine Portfolio mix Key statistics 5.0% 6.0% 5.3% 4.9% 3.8% Period-end QoQ change Average Period-end 1Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3Reflects a FICO band reclassification from 4Q21 of certain auto loans

33 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $1.9 $1.8 $1.7 $1.7 $1.7 $1.8 $1.8 $1.7 $1.8 $1.7 1Q21 2Q21 3Q21 4Q21 1Q22 Credit card overview Portfolio loans $ in billions (8.0%) (5.8%) (1.2%) (0.5%) (2.8%) Average QoQ change 5% 29% 20% 46% Key statistics 1Q21 4Q21 1Q22 NCO ratio1 5.50% 2.90% 3.13% 30-89 Delinquencies 0.99% 1.02% 1.01% 90+ Delinquencies 1.38% 0.85% 0.83% Nonperforming Loans2 1.66% 1.30% 1.36% Weighted average FICO at origination3 738 741 741 Portfolio FICO score at origination3 750+720-749<660 660-719 (9.8%) (0.9%) (2.7%) 1.3% (4.3%) Period-end QoQ change Average Period-End 1Net losses charged-off as a percent of average portfolio loans and leases presented on an annualized basis; 2Nonperforming portfolio loans and leases as a percent of portfolio loans and leases; 3FICO distributions at origination exclude ~$80 million from credit loans on book primarily ~15+ years

34 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Data Center Modernization Infrastructure Platforms Products & Capabilities Select tech partners Enterprise Data Optimization Network, Infrastructure and Application Resiliency TM Cash Management - Expert AR Mobile Modernization Capital Markets – Client Trade Digital Collections - Katabat Commercial – Digital Client Onboarding Select initiatives • Treasury management upgrades • Core Deposit and Wealth system modernization • ERP and financial system modernization • Cloud maturation • Data center modernization • Lean process automation Examples of mature technology upgrades and capabilities Mortgage Origination – Black Knight; Blend Momentum Banking Technology spend composition Run the Bank Advance the bank Protect the Bank ~35% ~15% ~50% Total technology-related expenses as a % of total adjusted expenses 11% 11% 12% 13% 13% 14% 14% 2015 2016 2017 2018 2019 2020 2021 excludes merger- related expenses Investing in technology to improve our resiliency and better serve our customers

35 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 1.1 1.4 1Q21 1Q22 2.7 2.9 1Q21 1Q22 +5% Year-over year growth Digital channel usage and engagement Active digital banking users Digital sales (includes deposits, card, & loans) +31% Year-over year growth 1Q21 1Q22 2x growth Millions Call center call volume Digital mortgage application volume 2.2 2.0 1Q21 1Q22 (8%) Year-over year decline 94% 97% 1Q21 1Q22 Millions 239 252 1Q21 1Q22 Digital banking log-ins +5% Year-over year growth Millions Zelle person-to-person payments $ in billions

36 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved A recognized ESG leader among peers Recent actions Third-party recognitions Aligned executive compensation to ESG topics ESG Funding Modifier added to 2022 Variable Compensation Plan Established sustainability office Leading comprehensive environmental, social and governance strategy, which includes the Bank’s climate strategy and sustainable finance initiatives Acquisition of Dividend Finance A leading fintech point-of-sale (POS) lender, providing financing solutions for residential renewable energy and sustainability-focused home improvement $20 minimum wage per hour Effective July 2022, increase from $18 per hour since 2019 Lowest reliance on punitive consumer deposit fees Among peer banks with significant consumer banking operations Published 2nd TCFD report Available on ir.53.com Expanded operational sustainability goals Announced six new operational sustainability targets to be achieved by 2030, including Scope 1 and 2 GHG emissions reduction of 75% $500MM green bond issuance First US regional bank to issue green bond 1Peer group comprises of Fifth Third’s board approved peers. 2From leading third-party ESG data provider. Rank for customer COVID Response 2021 Financial Health and Advice from a leading study Perfect 100% Score Human Rights Campaign Corporate Equality Index for seventh consecutive year A- Leadership Band 2019, 2020 and 2021 CDP surveys BankOn National Certification For Express Banking account #1 SSGA R-Factor Score Feb 2022 Outperformer Top 10-30% among Commercial Banks S&P Global ESG Score Corporate Sustainability Assessment 73rd percentile Top quartile among peers1 MSCI ESG Rating Nov 2021 (last update) A Upgraded 3 notches CSRHub ESG Ranking June 2022 89th percentile Top quartile among peers1 ESG Risk Rating2 June 2022 Low Risk Top quartile among peers1 Refinitiv ESG Combined Score June 2022 A- (78.82) Top among peers1

37 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved ESG priorities and metrics Addressing climate change Promoting inclusion and diversity Demonstrating our commitment to employees Strengthening our communities Keeping the customer at the center $180MM Neighborhood Investment Program in nine majority-Black communities $1.3BN provided in community development lending and investment $41MM in charitable donations to support communities ~3MM people educated through our LIFE programs4 ~97K hours of community service and $6MM in employee giving $20/hour minimum wage3 with over 40% of workforce receiving mid- year compensation increase Special COVID bonus awarded to 7,500+ eligible front-line employees during pandemic Up to 7% 401(k) employer contribution with 84% participation ~765K hours of training (39 hours average / FTE) 99% of banking centers remained open since the start of the pandemic 13MM customer outreach calls in 2021 3% consumer household growth Low reliance on punitive consumer fees, with $16MM overdraft fees avoided with Extra Time ® 2M+ mobile banking users 17% reduction in complaints since 2019 $2.8BN accelerating racial equality, equity and inclusion initiative 40% board diversity2 59% women; 27% persons of color in workforce >99% pay equity for women and minorities $88MM Tier 1 diverse supplier spend, ~9% of net addressable spend (up from 7% in 2020) ~$7.3BN in lending and financing to renewable energy projects towards our $8BN goal by 20251 53 due diligence reviews for sensitive sectors in compliance with E&S Policy 50% reduction in Scope 1 and 2 GHG emissions since 2014 100% Renewable Energy purchased since 2019 Achieved carbon neutrality in our operations since 2020 Fifth Third is committed to maintaining ESG leadership position Data is for fiscal year 2021, unless otherwise noted; 11/1/2012-12/31/2021; 2In terms of ethnicity or gender; 3$20 per hour minimum wage is effective on July 4, 2022. For additional details, refer to press release; 4Since 2004